UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 22, 2005
Targeted Genetics Corporation

(Exact name of registrant as specified in its charter)

Washington	0-23930	91-1549568

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington	98101

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (206) 623-7612
Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Effective October August 9, 1999, we entered into an Employee Change In Control Agreement with David Poston which is substantially similar to those that we currently have in place with our executive officers and certain other members of our senior management. The material terms Employee Change In Control Agreement are the same as the Company’s form of Senior Management Employment Agreement that was filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K (No. 0-23930) for the year ended December 31, 1996, filed on March 17, 1997 which exhibit is incorporated herein by reference.
     On October 23, 2001, we entered into an indemnity agreement with Mr. Poston which is substantially similar to those that we currently have in place with our directors, other executive officers and certain other members of our senior management. The material terms of the indemnity agreement with Mr. Poston are the same as the Company’s form of Indemnity Agreement that was filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K (No. 0-23930) for the year ended December 31, 1999, filed on March 23, 2000 which exhibit is incorporated berein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
     Effective October 3, 2005, the Company’s Senior Management Employment Agreement dated as of October 1, 2001 with Todd E. Simpson will terminate. The material terms of the Company’s form of Senior Management Employment Agreement were filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K (No. 0-23930) for the year ended December 31, 1996, filed on March 17, 1997 which exhibit is incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 22, 2005, Todd E. Simpson, our Chief Financial Officer, announced his departure from Targeted Genetics, effective the end of October 3, 2005. A press release announcing Mr. Simpson’s departure is attached as an exhibit to this Report.
     David Poston will serve as acting Chief Financial Officer for the company upon Mr. Simpson’s departure. Mr. Poston joined the company in January 1999 as its Director, Finance. From January 2001 and until the present, Mr. Poston’s position with the company is its Senior Director, Finance and Assistant Secretary. Mr. Poston has over twenty years of financial experience. He started his career in public accounting at KPMG in 1985.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:

99.1	Press Release dated August 22, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targeted Genetics Corporation
By:	/s/ Barrie J. Carter
Barrie J. Carter
Executive Vice President and Chief Scientific Officer

Dated: August 22, 2005

3